SUMMARY PROSPECTUS

FEBRUARY 28, 2018

AIG INCOME EXPLORER FUND

(CLASS A, CLASS C AND CLASS W SHARES)

The Fund's Statutory Prospectus and Statement of Additional Information dated February 28, 2018 and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html. You can also get this information at no cost by calling (800) 858-8850, by sending an e-mail request to mutualfundinquiry@aig.com or by writing to the Trust at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objectives

The AIG Income Explorer Fund (the "Fund") seeks high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 11 of the Fund's Prospectus, in the "Financial Intermediary-Specific Sales Charge Waiver Policies" section on page A-1 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 65 of the Fund's statement of additional information.

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(5)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.77%	0.94%	1.23%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	2.68%	3.50%	2.79%
Fee Waiver and/or Expense Reimbursement(2)(3)	0.40%	0.57%	0.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)(4)	2.28%	2.93%	2.08%

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 10-12 of the Prospectus for more information about the CDSCs.

(2)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC ("SunAmerica") is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class C shares and 1.52% for Class W shares. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund's business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the trustees of the Board of Trustees who are not "interested persons" of SunAmerica Specialty Series as defined in the Investment Company Act of 1940, as amended.

(3)  Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred.

(4)  The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the table above exceed the contractual expense limitations shown in footnote 2 because they include Acquired Fund Fees and Expenses, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.

(5)  Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AIG Income Explorer Fund
Class A Shares	$793	$1,246	$1,725	$3,040
Class C Shares	$396	$907	$1,543	$3,252
Class W Shares	$211	$652	$1,119	$2,410

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
AIG Income Explorer Fund
Class A Shares	$793	$1,246	$1,725	$3,040
Class C Shares	$296	$907	$1,543	$3,252
Class W Shares	$211	$652	$1,119	$2,410

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies and Techniques of the Fund

The Fund seeks to achieve its investment objective primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

SunAmerica, the Fund's investment adviser, is responsible for determining the allocation among the different portions (or "sleeves") of the Fund, each of which is managed by either SunAmerica or Cohen & Steers Capital Management, Inc. ("Cohen & Steers" or the "Subadviser"), the Fund's subadviser. Cohen & Steers manages the preferred securities and closed-end fund portions of the Fund and SunAmerica manages the global dividend equity strategy.

When allocating investments across the different sleeves, SunAmerica selects the allocation that it believes is best designed at any given time to provide exposure to high income-producing investments and as such, allocations to the different portions of the Fund may fluctuate depending on market conditions and other factors. The managers of the preferred securities and closed-end fund sleeves also have significant flexibility in selecting investments for the portion of the Fund that they manage, which allows the Fund to provide exposure to a variety of sectors and income-producing strategies within these sleeves. The manager of the global dividend equity sleeve employs a "buy and hold" strategy whereby the Fund invests in high dividend yielding equity securities that are selected from a broad-based global market index.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Preferred Securities Strategy ("Preferred Sleeve"). The principal investment technique of the Preferred Sleeve is to invest in a diversified portfolio of preferred securities issued by U.S. and foreign companies, including traditional preferred securities, hybrid preferred securities and floating rate preferred securities. The Preferred Sleeve may invest in both investment grade and below investment grade securities.

The Preferred Sleeve expects to invest a substantial portion of its assets in the financial services sector, which is comprised of the banking, brokerage and insurance industries. The Preferred Sleeve may also invest in other sectors or industries, including, but not limited to, real estate (including real estate investment trusts or "REITs"), energy, industrials, utilities, pipelines, health care and telecommunications. The Subadviser retains broad discretion to allocate the Preferred Sleeve's investments across various sectors and industries.

Closed-End Fund Strategy ("Closed-End Fund Sleeve"). The principal investment technique of the Closed-End Fund Sleeve is to invest in the common stock of closed-end management investment companies ("Closed-End Funds") selected by Cohen & Steers that invest significantly in fixed income securities, although the Closed-End Fund Sleeve may also invest in Closed-End Funds that invest in equity and other income-producing securities. The types of securities held by the Closed-End Funds may include, but are not limited to, convertible securities, emerging market debt securities, government securities, high yield securities, investment grade securities, mortgage securities, preferred securities, senior loan securities, municipal securities and common stocks, and the Closed-End Funds may seek to obtain exposure to income-producing securities through a variety of different investment strategies, such as global income strategies, limited duration strategies, multi-sector strategies and other income-oriented strategies. Shares of Closed-End Funds in which the Fund invests will be traded on a listed exchange or in the over-the-counter market. Cohen & Steers employs a research-driven investment process for selecting Closed-End Funds that is intended to produce a portfolio focused on high current income that is allocated across multiple sectors, strategies and managers and that is consistent with the Fund's overall investment objectives.

Global Dividend Equity Strategy ("Global Dividend Sleeve"). The principal investment technique of the Global Dividend Sleeve is to employ a "buy and hold" strategy with approximately 50 high dividend yielding equity securities selected annually from the Morgan Stanley Capital International All Country World Index ("MSCI ACWI Index"). It is expected that the Global Dividend Sleeve will invest primarily in common stocks and, to a lesser extent, preferred stocks, and may invest in companies of any size. It is anticipated that the Global Dividend Sleeve will invest in both U.S. and foreign (non-U.S.) securities, including securities of emerging markets, and that the Global Dividend Sleeve will be invested in a number of different countries.

The Global Dividend Sleeve employs in part a value-oriented philosophy in conjunction with its selection of high dividend yielding equity securities. The selection criteria used by SunAmerica to identify high dividend yielding equity securities from the MSCI ACWI Index will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Global Dividend Sleeve or reduce the position size of a portfolio security in between the annual rebalancings under certain limited circumstances. These circumstances will generally include where a security held by the Global Dividend Sleeve no longer meets the dividend yield criteria or when the value of a security becomes a disproportionately large percentage of the Global Dividend Sleeve's holdings, in the discretion of the portfolio managers.

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

The Global Dividend Sleeve will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The annual consideration of the securities that meet the selection criteria will take place on or about July 1. Immediately after the Fund buys and sells securities in connection with the Global Dividend Sleeve's annual rebalancing, the sleeve will hold approximately an equal value of each of the 50 securities. Stated differently, the Fund will invest about 1/50th of the Global Dividend Sleeve's assets in each of the securities that makes up its portfolio. Thereafter, when an investor purchases shares of the Fund, with respect to the amount allocated to the Global Dividend Sleeve, SunAmerica will generally invest additional funds in the pre-selected securities based on each security's respective percentage of the sleeve's assets at the time.

The Global Dividend Sleeve employs a strategy to hold securities between its annual rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. Due to changes in the market value of the securities held by the Global Dividend Sleeve, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund's investment objectives will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objectives. If the value of the assets of the Fund goes down, you could lose money.

The principal risks of the Fund, which include risks associated with the types of Closed-End Funds in which the Fund will generally invest, are:

Preferred Securities Risk. Preferred securities are subject to bond market volatility risk, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer's capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer's assets take priority. Certain preferred securities are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In addition, certain preferred securities, such as contingent capital securities (sometimes referred to as "CoCos"), may have loss absorption characteristics, including, for example, a mandatory conversion into common stock of the issuer if the issuer fails to meet the capital minimum described in the security, or a reduction in the value or principal amount of the security under other circumstances. Preferred securities may be less liquid than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.

Regulatory Risk. Regulatory changes affecting the issuers of certain preferred securities, including hybrid preferred securities issued by banks, may adversely affect their performance. The potential impact of these new regulations on preferred securities is unclear at this time. Such regulatory changes may increase issuers' incentives to call or redeem a security prior to a specified date. Furthermore, from time to time, preferred securities have been, and may in the future be, offered having features other than those described in this Prospectus.

Bond Market Volatility Risk. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the fixed income investments in the Fund's portfolio.

Interest Rate Fluctuation Risk. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, the prices of debt securities typically fall and as interest rates fall, the prices of such securities typically rise. Longer-term and lower coupon debt securities tend to be more sensitive to changes in interest rates.

Credit Risk. The Fund invests in fixed income or preferred securities with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations.

The Fund may invest in "high yield" (or "junk") securities and senior loan securities, which are considered speculative, and such securities are rated below investment grade (i.e., rated below Baa by Moody's Investors Service, Inc. or below BBB by

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

S&P Global (Ratings) or determined to be of comparable quality by the Subadviser). High yield and senior loan securities carry a substantial risk of default or they may already be in default. The market price for such securities may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund or a Closed-End Fund to dispose of junk securities and senior loan securities or to determine their value. Junk securities and senior loan securities may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund or a Closed-End Fund to replace the security with a lower yielding security, which would decrease the return of the Fund.

Financial Services Risk. The Preferred Sleeve expects to invest a substantial portion of its assets in the financial services sector, including the banking, brokerage and insurance industries. As a result, events affecting issuers in the financial services sector may cause the Fund's share value to fluctuate. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation.

Closed-End Fund Risk. The Fund's investments in Closed-End Funds generally reflect the risks of the underlying securities they hold. The Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the Closed-End Funds in addition to the expenses paid by the Fund. In addition, shares of Closed-End Funds are subject to a number of risks which are related directly to their structure. First, shares of Closed-End Funds frequently trade at a discount from their net asset value ("NAV"), which is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities. Second, many Closed-End Funds include leverage in their capital structure as a part of a strategy designed to enhance the level of income and capital appreciation to their shareholders. The presence of leverage in the Closed-End Fund structure introduces both increased volatility of NAV, and the potential for greater variability in the dividends paid by the Closed-End Funds, as the cost of borrowings often changes up or down with the general level of interest rates.

Exchange-Traded Fund Risk. The Fund may invest directly and through the Closed-End Funds in an exchange-traded fund ("ETF"). Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. To the extent that the Fund invests in an ETF through a Closed-End Fund, the Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to its proportionate share of the management and other expenses that are charged by the Closed-End Fund. Moreover, to the extent that the Fund invests in an ETF directly, the Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Fund.

Leveraged ETF Risk. ETFs in which the Closed-End Funds invest may borrow money for investment purposes, a practice commonly referred to as "leveraging." An ETF may also seek to employ leverage through the use of derivatives, such as futures, options or swaps. The use of leverage by ETFs is limited by law and regulation. Nevertheless, the use of leverage by an ETF may increase exposure to fluctuations in the prices of the leveraged ETF's assets, thereby making any change in the leveraged ETF's NAV greater than without the use of leverage. Leverage could result in increased volatility of returns. Additionally, the interest and additional costs that the leveraged ETF pays to borrow money or engage in derivative transactions could reduce or eliminate the leveraged ETF's net investment profits. A leveraged ETF will also be expected to comply with asset coverage requirements which could force the leveraged ETF to sell certain portfolio holdings or reduce its derivatives positions at a time which may be disadvantageous to the leveraged ETF. The value of a leveraged ETF's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the ETF's investment strategies involve consistently applied leverage. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect may be enhanced during periods of increased market volatility.

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

Real Estate Securities Risk. The Fund may invest directly and through the Closed-End Funds in real estate securities, including REITs. Real estate securities are subject to the risk that property values may fall due to increasing vacancies or declining rents. The price of real estate securities also may decline because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. To the extent that the Fund invests directly or indirectly in REITs, distributions to shareholders from such investments will generally not qualify for taxation as qualified dividend income eligible for taxation at the reduced rates applicable to net long-term capital gains.

Mortgage-Related Securities Risk. The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

Senior Loans Risk. The Fund may invest directly and through the Closed-End Funds in senior secured floating rate loans and other secured floating rate debt obligations. Borrowers under these loans are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund's NAV and income distributions. Such loans are subject to greater credit risks, including the possibility of a default or bankruptcy of the borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. In addition, loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Inflation-Indexed Securities Risk. The Fund may invest in inflation-indexed securities directly and through the Closed-End Funds. The value of inflation-indexed securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation is lower than expected during the period the Fund or a Closed-End Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. If real interest rates rise (i.e., if interest rates rise for reasons other than inflation), the value of inflation-indexed securities held by the Fund or a Closed-End Fund will decline. Inflation-indexed securities are tied to indexes that are calculated based on rates of inflation for prior periods. There can be no assurance that such indexes will accurately measure the actual rate of inflation in the prices of goods and services.

Master Limited Partnerships Risk. Certain Closed-End Funds may purchase securities issued by Master Limited Partnerships ("MLPs"). The risks of investing in MLPs are generally those inherent in investing in a partnership as opposed to a corporation. There may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks are those associated with the specific industries or sectors in which the partnership invests, including, in particular, the energy sector.

Market Volatility and Securities Selection Risk. The Fund invests significantly in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of "value" stocks may rise or decline under varying market conditions — for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. When investing in value stocks that are believed to be undervalued in the market, there is a risk that the market may not recognize a security's intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

Disciplined Strategy Risk. The Global Dividend Sleeve will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Global Dividend Sleeve is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Global Dividend Sleeve generally will not use certain

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

hedging techniques available to the Preferred and Closed-End Fund Sleeves to reduce stock market exposure, this portion of the Fund may be more susceptible to general market declines than other sleeves.

International Investing Risk. The Fund may invest without limit in foreign securities directly and through the Closed-End Funds. When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities and are subject to settlement practices and regulatory and financial reporting standards that differ from those in the U.S. Volatility in a single country or region in which the Fund or a Closed-End Fund invests a significant portion of its assets may affect performance.

Emerging Markets Securities Risk. Securities of companies in emerging markets may be more volatile and potentially less liquid than those of companies in more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Small and Medium Sized Companies Risk. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk. As part of the Fund's principal investment techniques, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. During periods of increased market volatility, active trading may be more pronounced.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compare the Fund's average annual returns, before and after taxes, to those of the MSCI World Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index, each a broad measure of market performance, as well as those of a blended benchmark, composed of 60% MSCI World Index (Net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850 x6003.

During the period shown in the Bar Chart, the highest return for a quarter was 5.78% (quarter ended June 30, 2014) and the lowest return for a quarter was -6.67% (quarter ended September 30, 2015).

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

Average Annual Total Returns (as of period ended December 31, 2017)

	Past One Year	Since Inception (7/2/13)
Class C	13.12%	6.33%
Class W	15.14%	7.23%
Class A	8.31%	5.61%
Return After Taxes on Distributions (Class A)	6.68%	3.53%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	4.98%	3.47%
MSCI World Index (Net)	22.40%	10.81%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.89%
60% MSCI World Index (net) & 40% Bloomberg Barclays U.S. Aggregate Bond Index	14.52%	7.71%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Manager and Subadviser

The Fund's investment manager is SunAmerica and the Fund's subadviser is Cohen & Steers.

Portfolio Managers

Name	Portfolio Manager of the Preferred Sleeve Since	Title
William F. Scapell	2013	Executive Vice President and Portfolio Manager at Cohen & Steers
Name	Portfolio Manager of the Closed-End Fund Sleeve Since	Title
Douglas R. Bond	2013	Executive Vice President and Portfolio Manager at Cohen & Steers
Name	Portfolio Manager of the Global Dividend Sleeve Since	Title
Timothy Pettee	2013	Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist at SunAmerica
Andrew Sheridan	2013	Co-Portfolio Manager and Senior Vice President at SunAmerica
Timothy Campion	2013	Co-Portfolio Manager and Senior Vice President at SunAmerica

SunAmerica Specialty Series

AIG INCOME EXPLORER FUND

Purchase and Sale of Fund Shares

The Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	Class W Shares • $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (AIG Funds c/o DST Asset Manager Solutions, Inc., PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds c/o DST Asset Manager Solutions, Inc., 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.aig.com/funds.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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